UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2007
CINTEL CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-100046 (Commission File Number)	52-2360156 (I.R.S. Employer Identification Number)

9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
(Address of principal executive offices) (zip code)

(502) 657-6077
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

(a)    Previous independent accountants:

 On October 5, 2007, Cintel Corp. (the "Company") dismissed Davis Accounting Group, P.C. ("Davis") as its independent registered public accounting firm. The decision to dismiss Davis was approved by the Board of Directors of the Company.

The report of Davis on the consolidated financial statements of the Company for the year ended December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for the year ended December 31, 2006 and through October 5, 2007, there were no disagreements with Davis on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Davis would have caused Davis to make reference to the matter in their report.

The Company has furnished a copy of the above disclosures to Davis and has requested that Davis furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    New independent accountants:

On October 5, 2007, the Company engaged Kim & Lee Corporation, CPAs (“Kim & Lee”) as its new independent registered public accounting firm to replace Davis. During the three most recent fiscal years and through October 1, 2007, the Company has not consulted with Kim & Lee regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions in Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

Exhibit Number	Description
16.1	Letter of Davis Accounting Group, P.C. dated October 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTEL CORP.

Dated: October 11, 2007	By:	/s/ Sang Don Kim
Sang Don Kim
Chief Executive Officer